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                                                                    EXHIBIT 10.7




                              AMENDED AND RESTATED

                             STEINER LEISURE LIMITED

                          NON-EMPLOYEE DIRECTORS' SHARE
                                   OPTION PLAN

                                  JUNE 18, 1999




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                             STEINER LEISURE LIMITED
                    NON-EMPLOYEE DIRECTORS' SHARE OPTION PLAN



         1. INTRODUCTION.

         This plan shall be known as the "Steiner Leisure Limited Non-Employee Directors' Share Option Plan" (this "Plan"). This Plan sets forth the terms of grants of options (each, an "Option") to purchase the common shares (the "Shares") of Steiner Leisure Limited (the "Company") to Non-Employee Directors (as defined below) of the Company. The purpose of this Plan is to advance the interests of Company and its shareholders by promoting an identity of interest between the Company's non-employee directors and its shareholders, providing non-employee directors with a proprietary stake in the Company's success and strengthening the Company's ability to attract and retain qualified non-employee directors by affording such persons an opportunity to share in the future success of the Company.

         2. DEFINITIONS.

            (a) ACT means the Securities Act of 1933, as amended.

            (b) BOARD means the Board of Directors of the Company.

            (c) COMPANY means Steiner Leisure Limited.

            (d) DATE OF GRANT means the date as of which an Option is granted to a Non-Employee Director pursuant to Section 5 of this Plan.

            (e) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

            (f) FAIR MARKET VALUE means, on the date in question, or if the prices described in clauses (i) and (ii), below, are not available on such date, on the latest date preceding the date in question on which such prices are available, (i) the closing sales price per share of the Shares underlying an Option on the Nasdaq Stock Market (NASDAQ") or, if the Shares are not then traded on Nasdaq, on any national securities exchange, or (ii) if the Shares are not then traded on Nasdaq or such exchange, and are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market or (iii) if the Shares are then not listed on Nasdaq or such exchange, or traded in an over-the-counter market, such value as the Board may determine.

            (g) NON-EMPLOYEE DIRECTOR means a member of the Board of Directors of the Company who is not an employee of the Company or any subsidiary (as defined under Rule 12b-2 under the Exchange Act) of the Company on a date in question.

            (h) OPTIONS means the options to purchase Shares granted pursuant to this Plan.

            (i) PLAN means this Steiner Leisure Limited Directors' Share Option Plan.

            (j) SHARES means the common shares of the Company, par value (U.S.) $.01 per share.

         3. ADMINISTRATION.

         This Plan shall be administered by the Board or a committee of the Board so designated by the Board to administer this Plan. Where the context so requires, references to the Board herein shall refer to any such committee. Subject to the provisions of this Plan, the Board shall be authorized to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan and to make all other determinations necessary or advisable for the administration of this Plan; provided, however, that the Board shall have no discretion with respect to the selection of directors to receive Options, the number of Shares to be received upon exercise of Options or the timing of grants of Options, all of which shall be determined in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Board may amend this Plan pursuant to Section 8, below. The determinations of the Board in the administration of this Plan, as described herein, shall be final and conclusive. The Chairman of the Board and the Chief Operating Officer of the Company, and either of them, shall be authorized to implement this



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Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. Except as otherwise provided herein, the validity, construction and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with the laws of the Commonwealth of the Bahamas subject to any applicable requirements under United States federal or state securities laws.

         4. ELIGIBILITY; OPTION AGREEMENT.

         Only Non-Employee Directors shall be eligible to receive Options under this Plan. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         5. GRANTS OF OPTIONS.

         Options shall be granted to Non-Employee Directors, subject to Section 5(o), below, and the limitation on the number of Shares that may be issued under this Plan as described in Section 6, below, as follows:

            (a) GRANTS TO INITIAL DIRECTORS. Each of the initial four Non-Employee Directors (the "Initial Directors") shall be granted, on the effective date of the appointment or election of such Initial Director (the "Initial Effective Date") without the need for further action by the Board, Options to purchase that number of Shares equal to 2,813 multiplied by a fraction, the numerator of which is the number of days from the Initial Effective Date until the scheduled date of the then next annual meeting of Shareholders of the Company ("Annual Meeting") (or, if such date has not yet been scheduled, a date approximating the date of the next Annual Meeting as determined in good faith by the Board), and the denominator of which is 365.

            (b) ANNUAL GRANTS. On the date of each Annual Meeting during the term of this Plan (an "Annual Meeting Date") each individual elected or re-elected as a Non-Employee Director at such meeting or continuing as a Non-Employee Director shall be granted, without the need for further action by the Board, an Option to purchase 2,813 Shares. In addition, any Non-Employee Director who serves as Chairman of each of the Audit Committee and Compensation Committee of the Board shall be granted on each Annual Meeting Date an option to purchase an additional 750 Shares.

            (c) OTHER GRANTS. Any new Non-Employee Director who is appointed by the Board to fill a vacancy on the Board, or who is otherwise appointed or elected to the Board otherwise than at an Annual Meeting shall be granted, on the effective date of such appointment or election (the "Effective Date"), without the need for further action by the Board, an Option to purchase that number of Shares equal to 2,813 multiplied by a fraction, the numerator of which is the number of days from the Effective Date until the scheduled date of the then next Annual meeting (or, if such date has not yet been scheduled, the anniversary date of the then immediately preceding Annual Meeting or, in the absence of such date, a date approximating the date of the next Annual Meeting as determined in good faith by the Board), and the denominator of which is 365.

            (d) EXERCISE PRICE. The exercise price of each Option shall be the Fair Market Value of the Shares on the Date of Grant.

            (e) DURATION OF OPTIONS. Except as otherwise provided herein, the latest date on which an Option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the Date of Grant.

            (f) EXERCISE OF OPTIONS. Except as otherwise provided herein, an Option shall become exercisable one year after the Date of Grant. An Option may be exercised by giving written notice to the Secretary of the Company specifying the number of Shares to be purchased, accompanied by the full purchase price for the Shares to be purchased. An Option may not be exercised for a fraction of a Share.

            (g) PAYMENT FOR SHARES. Shares purchased pursuant to the exercise of an Option granted under this Plan shall be paid for as follows: (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) through the delivery of Shares having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price, provided that, in the case of Shares acquired directly from the Company, such Shares have been held for at least six months, or (iii) by a combination of cash and Shares, as provided in clauses (i) and (ii), above.




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            (h) WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Option holder shall pay or make adequate provision for any applicable United States federal or state, or other tax withholding obligations of the Company. Where approved by the Board in its sole discretion, the Option holder may provide for the payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Option holder by deducting the Shares retained from the Shares with respect to which the Option was exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Option holders to have Shares withheld for this purpose shall be made in writing in form acceptable to the Board.

            (i) DELIVERY OF SHARE CERTIFICATES. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the certificate evidencing the Shares underlying an Option, an Option holder shall not have any rights as a shareholder of the Company. A certificate for the number of Shares purchased pursuant to the exercise of an Option shall be issued as soon as practicable after exercise of the Option. However, the Company shall not be obligated to deliver a certificate evidencing Shares issuable under an Option (i) until, in the opinion of the Company's counsel, all applicable Bahamas and United States federal and state laws and regulations have been complied with and any applicable taxes have been paid, (ii) if the Shares are at the time traded on Nasdaq or any national securities exchange, until the Shares represented by the certificate to be delivered have been listed or are authorized to be listed on Nasdaq or such exchange, and (iii) until all other legal matters in connection with the issuance and delivery of such certificate have been approved by the Company's counsel. If the sale of Shares has not been registered under the Act, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Act and may require that the certificate evidencing such Shares bear an appropriate legend restricting transfer. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.

            (j) ASSIGNMENT OR TRANSFER. Except as set forth in this Section 5(j), no Option may be transferred other than by will or by the laws of descent and distribution, and during a Non-Employee Director's lifetime an Option may be exercised only by the Non-Employee Director to whom it was granted. An Option may be transferred to a (i) Non-Employee Director's spouse, children or grandchildren (referred to herein as "Family Members"), (ii) a trust or trusts for the exclusive benefit of Family Members or (iii) a partnership in which Family Members are the only partners. Any transfer pursuant to this Section 5
(j) shall be subject to the following: (i) there shall be no consideration for such transfer, (ii) there may be no subsequent transfers without the approval of the Board and (iii) all transfers shall be made so that no liability under
Section 16(b) of the Exchange Act arises as a result of such transfer. Following any transfer, an Option shall continue to be subject to the same terms and conditions as were applicable to the Non-Employee Director immediately prior to transfer, with the transferee being deemed to be the Non-Employee Director for such purposes, except that the events of death and termination of service described in Sections 5(k) and 5(l), below, shall continue to apply with respect to the Non-Employee Director.

            (k) DEATH. Upon the death of a Non-Employee Director, all Options held by such Non-Employee Director that are not then exercisable shall immediately become exercisable. All Options held by such Non-Employee Director immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the three years following the date of death (but not later than the Final Exercise
Date); provided, however, that the Company shall be under no obligation to deliver a certificate representing Shares that may be issued pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the Option.

            (l) OTHER TERMINATION OF STATUS OF NON-EMPLOYEE DIRECTOR. If a Non-Employee Director ceases to be a member of the Board for any reason other than death, all Options held by such Non-Employee Director that are not then exercisable shall terminate three years following the date they first become exercisable. Options that are exercisable on the date of such termination shall continue to be exercisable for a period of three years following the date of termination (or until the Final Exercise Date, if earlier). Notwithstanding the foregoing, all Options held by a Non-Employee Director shall terminate immediately upon the termination of such Non-Employee Director's membership on the Board if such termination was based on the misconduct of such Non-



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Employee Director. After completion of the aforesaid three-year periods, such
Options shall terminate to the extent not previously exercised, expired or terminated.

            (m) CHANGE IN CONTROL. In the event of a Change in Control (as defined below) of the Company, any Options outstanding as of the date of such Change in Control is determined to have occurred that are not yet exercisable on such date shall become fully exercisable. For purposes of this Section 5(m) a "Change in Control" means the happening of any of the following:

                  (i) any transaction as a result of which a change in control of the Company would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

                  (ii) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 20% of the then outstanding voting securities of the Company, otherwise than through a transaction or transactions arranged by, or consummated with the prior approval of, the Board or (b) acquires by proxy or otherwise the right to vote for the election of directors, for any merger or consolidation of the Company or for any other matter or question, more than 20% of the then outstanding voting securities of the Company, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board;

                  (iii) during any period of 24 consecutive months (not including any period prior to the adoption of this
                           Plan), Present Directors and/or New Directors cease for any reason to constitute a majority of the Board. For purposes of the preceding sentence, "Present Directors" shall mean individuals who, at the beginning of such consecutive 24 month period, were members of the Board and "New Directors" shall mean any director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the Directors then still in office who were Present Directors or New Directors; or

                  (iv) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act that is the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of 20% or more of the then outstanding voting securities of the Company commences soliciting proxies.


            (n) RULE 16b-3. Options granted hereunder are required to comply with the applicable provisions of Rule 16b-3 under the Exchange Act and the award thereof shall contain such additional conditions or restrictions as may be required thereunder to qualify to the maximum extent for the exemption from
Section 16(b) of the Exchange Act available pursuant to Rule 16b-3.

            (o) TERMINATION OF GRANTS. Notwithstanding the foregoing, the grants of Options described in this Section 5 shall be terminated effective with the 1999 Annual Meeting as a result of the commencement of the payment of cash compensation to the Non-Employee Directors and such grants shall remain terminated until the Board determines to reinstate the granting of Options hereunder. The pertinent terms of this Plan shall continue with respect to Options granted prior to the 1999 Annual Meeting.

         6. SHARES AUTHORIZED.

            (a) Subject to adjustment as provided below, the aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 185,625. Such Shares may be authorized, but unissued Shares, or may be Shares reacquired by the Company and held in treasury. If any Option granted under this Plan terminates without being exercised in full, the number of Shares as to which such Option was not exercised shall be available for future grants within the limits set forth in this Section 6(a).




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            (b) Subject to any required action by the shareholders of the
Company in the event of any reorganization, recapitalization, share split, share dividend, combination of shares, issuance of rights or any other change in the capital or corporate structure of the Company, the number of Shares covered by each outstanding Option and the number of Shares available for issuance under this Plan, but as to which Options have not been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per Share under outstanding Options, shall be adjusted equitably to reflect the occurrence of such event; provided, however, that no adjustments shall be made except as shall be necessary to preserve, rather than enlarge or reduce the value of awards under this Plan. Any such adjustment shall be made by the Board.

         7. EFFECT AND DISCONTINUANCE.

         Neither adoption of this Plan nor the grant of Options to a Non-Employee Director hereunder shall confer upon any person any right to continued status as a director of the Company or affect in any way the right of the Company to terminate a director at any time. The Board may at any time discontinue granting Options under this Plan.

         8. EFFECTIVE DATE; TERMINATION AND AMENDMENT OF PLAN.

            (a) The effective date of this Plan shall be the date of its adoption by the Board of Directors and shareholders of the Company as indicated on the cover page of this Plan. The final award under this Plan shall be made on the date of the Annual Meeting in 2006, but the pertinent terms of this Plan shall continue thereafter while previously awarded Options remain outstanding.

            (b) The Board may terminate or amend this Plan as it shall deem advisable or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board may not make any amendment that would reduce any award previously made under this Plan.

         9. GENERAL PROVISIONS.

            (a) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Non-Employee Directors that the Company now has or may hereafter put into effect.

            (b) Options awarded hereunder and Shares underlying such Options shall be held by the Non-Employee Director for such period of time required so as to avoid liability under Section 16(b) of the Exchange Act.

            (c) Headings are given to sections of this Plan solely as a convenience to facilitate reference and are not intended to affect the meaning of any provision hereof. The references herein to any statute, regulation or other provision of law shall be construed to refer to any amendment or successor to such provisions.








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